UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: July 26, 2021 (Date of earliest event reported:  July 24, 2021)

RBC BEARINGS INCORPORATED

(Exact name of registrant as specified in its charter)

Delaware	333-124824	95-4372080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tribology Center

Oxford, CT 06478

(Address of principal executive offices) (Zip Code)

(203) 267-7001

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.01 per share	ROLL	Nasdaq NMS

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On July 24, 2021, RBC Bearings Incorporated (the “Company”) entered into that certain Stock and Asset Purchase Agreement (the “Purchase Agreement”) with ABB Asea Brown Boveri Ltd (the “Seller”) pursuant to which the Company has agreed to acquire the mechanical power transmission division of the Seller operated under the Dodge brand (“Dodge”). In connection with the acquisition, the Company will purchase the capital stock of certain entities, including Dodge Mechanical Power Transmission Company Inc. and certain other assets relating to the Seller’s mechanical power transmission business.

The purchase price for the acquisition will be $2.9 billion in cash, subject to certain adjustments, in accordance with the Purchase Agreement.

The Purchase Agreement includes customary representations and warranties, which do not survive the consummation of the transaction (the “Closing”), as well as customary covenants from the respective parties, including, among others, the Seller’s covenant not to engage in certain kinds of transactions during the period between the execution of the Purchase Agreement and the Closing, three-year noncompetition and employee non-solicitation covenants in favor of the Company, and a requirement that the Company and the Seller use reasonable best efforts and that the Company take such other actions as are necessary to obtain regulatory approvals for the transaction as described in the Purchase Agreement. The Closing is subject to customary closing conditions for transactions of this type, including, among others: (1) expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976; (2) subject to certain materiality exceptions, the accuracy of the representations and warranties contained in the Purchase Agreement; (3) compliance by the parties in all material respects with their respective obligations under the Purchase Agreement; (4) the absence of any law or order prohibiting the Closing; and (5) no Business Material Adverse Effect (as defined in the Purchase Agreement) having occurred. The Purchase Agreement also contains customary termination rights for each of the parties, including if any of the conditions to the Closing have not been satisfied within six months of the execution of the Purchase Agreement. The Purchase Agreement also provides the Company with indemnification rights with respect to liabilities retained by the Seller, breaches of the Seller’s pre-Closing covenants contained in the Purchase Agreement, and the taxes of Dodge for the period prior to the Closing. The Seller is entitled to indemnification with respect to liabilities of the Dodge business, breaches of the Company’s pre-Closing covenants contained in the Purchase Agreement, and certain tax matters.

The Closing is not subject to any financing condition and the Company’s obligation to pay the purchase price is supported by a $2.8 billion bridge loan commitment provided by Goldman Sachs Bank USA and by the Company’s cash on hand. The Company currently intends to permanently finance the acquisition with an appropriate mix of debt and equity. However, no assurance can be given that the Company will be successful in placing any or all of the permanent financing. The contents of this Current Report on Form 8-K are for informational purposes only and are not an offer to sell or the solicitation of an offer to buy any security.

The Purchase Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The brief summary of the material provisions of the Purchase Agreement set forth above is qualified in its entirety by reference to the Purchase Agreement filed as an exhibit hereto.

The Purchase Agreement contains representations and warranties by the Company and the Seller as of specific dates. The representations and warranties reflect negotiations between the parties and are not intended as statements of fact to be relied upon by the Company’s stockholders; may have been modified or qualified by certain confidential disclosures that were made between the parties in connection with the negotiation of the Purchase Agreement, which disclosures are not reflected in the Purchase Agreement itself; may no longer be true as of a given date; and may apply standards of materiality in a way that is different from what may be viewed as material by stockholders. As such, the representations and warranties are solely for the benefit of the parties to the Purchase Agreement and may be limited or modified by a variety of factors. Accordingly, the representations and warranties may not describe the actual state of affairs as of the date they were made or as of any other time and you should not rely on them as statements of fact. Moreover, information concerning the subject matter of the representations and warranties may change after the date of the Purchase Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

Item 7.01. Regulation FD Disclosure.

On July 26, 2021 the Company issued a press release announcing that it has entered into the Purchase Agreement and certain other information. The Company will hold a conference call to discuss the acquisition at 11:00 a.m. Eastern time, on Monday July 26, 2021. Copies of the Company’s press release and the conference call presentation are attached to this Current Report on Form 8-K as Exhibits 99.1 and 99.2.

The information contained in Item 7.01 and in the accompanying Exhibits 99.1 and 99.2 to this Current Report on Form 8-K will not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor will such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits.

(a)	Not applicable

(b)	Not applicable

(c)	Not applicable

(d)	Exhibits.

2.1	Stock and Asset Purchase Agreement dated as of July 24, 2021 by and between ABB Asea Brown Boveri Ltd as Seller and RBC Bearings Incorporated as Purchaser.

99.1	Press Release of RBC Bearings Incorporated dated July 26, 2021.

99.2	Conference call presentation of RBC Bearings Incorporated for July 26, 2021.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: July 26, 2021

RBC BEARINGS INCORPORATED

By:	/s/ John J. Feeney
John J. Feeney
Vice President, General Counsel & Secretary